EXHIBIT 4.3

                                CERTIFICATE OF
                              LIMITED PARTNERSHIP

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                           ICON GLOBAL FUND EIGHT L.P.


      The undersigned, desiring to form a limited partnership pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Act"), does hereby certify and swear as follows:

      1. Name of Limited Partnership. The name of the Partnership is "ICON Global Fund Eight L.P. (the "Partnership").

      2. Registered Office and Agent. The address of the Partnership's registered office in Delaware is 1013 Centre Road, Wilmington, County of New Castle. The name and address of the Partnership's registered agent for service of is Corporation Service Company, 1013 Centre Road, County of New Castle, Wilmington, Delaware 19805.

      3. General Partner's Name and Address. The name and address of the sole general partner of the Partnership is as follows:

                              ICON Capital Corp.
                            600 Mamaroneck Avenue
                              Harrison, NY 10528

      This Certificate was duly executed in accordance with and is being filed pursuant to the provisions of ss. 17-201 of the Act, and the rights of creditors of the Partnership and the partners are intended to be governed by the Act.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of ICON Global Fund Eight L.P. as of May 30, 1997.

                              General Partner:



                        By:   ICON Capital Corp.
                              -----------------------------
                              General Partner

                              By:  /s/ Thomas W. Martin
                                   ------------------------
                                   Thomas W. Martin
                                   Executive Vice President

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF

                       ICON INCOME GLOBAL FUND EIGHT L.P.

It is hereby certified that:

      FIRST; The name of the limited partnership (hereinafter called the "partnership") is ICON GLOBAL FUND EIGHT L.P.

      SECOND; Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the certificate of Limited Partnership is amended as follows:

      "FIRST: The name of the limited partnership (hereinafter called the "partnership")
      is ICON INCOME FUND 8 L.P."

      The undersigned, a general partner of the partnership, executed this Certificate of Amendment on April 22, 1998.


                                        Bethany Cassin
                              ----------------------------------------
                              ICON Capital Corp., General Partner
                              Bethany Cassin, Assistant Vice President

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF

                             ICON INCOME FUND 8 L.P.

It is hereby certified that:

      FIRST; The name of the limited partnership (hereinafter called the "partnership") is ICON INCOME FUND 8 L.P.

      SECOND; Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the certificate of Limited Partnership is amended as follows:

      "FIRST: The name of the limited partnership (hereinafter called the "partnership")
      is ICON INCOME FUND 8-A L.P."

      The undersigned, a general partner of the partnership, executed this Certificate of Amendment on May 8, 1998.


                                         Bethany Cassin
                              ----------------------------------------
                              ICON Capital Corp., General Partner
                              Bethany Cassin, Assistant Vice President

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF

                            ICON INCOME FUND 8-A L.P.

It is hereby certified that:

      FIRST; The name of the limited partnership (hereinafter called the "partnership") is ICON INCOME FUND 8-A L.P.

      SECOND; Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the certificate of Limited Partnership is amended as follows:

      "FIRST: The name of the limited partnership (hereinafter called the "partnership")
      is ICON INCOME FUND EIGHT A L.P."

      The undersigned, a general partner of the partnership, executed this Certificate of Amendment on May 22, 1998.


                                        Bethany Cassin
                              ----------------------------------------
                              ICON Capital Corp., General Partner
                              Bethany Cassin, Assistant Vice President